BLACKROCK MULTI-STATE MUNICIPAL SERIES TRUST

BlackRock New York Municipal Bond Fund

(the “Fund”)

Supplement dated December 19, 2014 to

the Summary Prospectus, the Prospectus and the Statement of Additional Information of the Fund,

each dated October 28, 2014

The Board of Trustees (the “Board”) of BlackRock Multi-State Municipal Series Trust recently approved certain changes to the Fund. In particular, the Board approved a change in the name of the Fund to “BlackRock New York Municipal Opportunities Fund” and certain changes to the Fund’s principal investment strategies. In addition, Fund management has determined to make certain changes to the Fund’s portfolio management team and the benchmark indices against which the Fund compares its performance. In addition, Fund management has determined to make certain changes to reduce the breakpoint at which the front-end sales charge is eliminated for purchases of Investor A Shares of the Fund. These changes will become effective on February 18, 2015.

Currently, under normal circumstances, the Fund invests at least 80% of its assets in investment grade New York municipal bonds. The Fund currently expects to maintain an average weighted maturity of greater than ten years. When selecting investments for the Fund, Fund management currently considers various factors, including credit quality, yield and maturity. Under its new investment strategies, the Fund will continue to seek to achieve its investment objective by investing, under normal circumstances, at least 80% of its assets in investment grade New York municipal bonds. However, the Fund will no longer be required to maintain an average weighted maturity of greater than ten years. Instead, the Fund may invest in bonds without any constraints on maturity. In addition, when selecting investments for the Fund, Fund management will consider various factors, including the credit quality of issuers and the yield and duration of the obligations.

The Fund does not currently have a duration policy. Under its new investment strategies, the Fund will continue to have broad flexibility to manage duration, allowing it to seek to manage interest rate risk to achieve the Fund’s objective. Under normal circumstances, the Fund will seek to maintain an average portfolio duration of zero to ten years. The Fund’s average portfolio duration may vary significantly from time to time due to views of management.

Currently, the Fund’s management team may, when consistent with the Fund’s investment objective, buy or sell derivatives, such as options or futures on a security or an index of securities, or enter into interest rate transactions, including swaps, for hedging purposes (including anticipatory hedges) or to enhance income. Under its new investment strategies, the Fund will be expected to engage more regularly in transactions in derivatives, including, but not limited to, interest rate futures contracts, financial futures contracts and options thereon, for hedging purposes (including anticipatory hedges) or to seek to enhance returns. The Fund may seek to actively manage interest rate risk through hedging strategies, and may seek to generate yield through liquidity, structure, credit, interest rate and duration strategies.

The Fund is currently permitted to invest up to 20% of its assets in non-investment grade bonds; however, the Fund does not invest in bonds that at the time of purchase are in default or that the Fund’s management team believes will be in default. Under its new investment strategies, the Fund will continue to be able to invest up to 20% of its assets in non-investment grade bonds, including debt securities that at the time of purchase are in default or that the Fund’s management team believes will be in default.

The Fund’s ability to invest in securities that are not New York municipal bonds (including, but not limited to, taxable municipal bonds, U.S. Treasury and Government agency issues, and investment grade corporate bonds) will be limited to 20% of the Fund’s assets.

Effective on February 18, 2015, the following changes are made to the Fund’s Summary Prospectus and Prospectus, as applicable:

Change in the Fund’s Name

The BlackRock New York Municipal Bond Fund is renamed BlackRock New York Municipal Opportunities Fund.

Change in the Fund’s Strategies and Risks

The section of the Summary Prospectus entitled “Key Facts About BlackRock New York Municipal Bond Fund—Principal Investment Strategies of the Fund” and the section of the Prospectus entitled “Fund Overview—Key Facts About BlackRock New York Municipal Bond Fund—Principal Investment Strategies of the Fund” are deleted in their entirety and replaced with the following:

Principal Investment Strategies of the Fund

Under normal circumstances, the Fund will invest at least 80% of its assets in investment grade New York municipal bonds. These may be obligations of a variety of issuers including governmental entities in New York and issuers located in Puerto Rico, the U.S. Virgin Islands and Guam. The interest on these obligations may not be exempt from the Federal Alternative Minimum Tax.

Municipal bonds also include short-term tax-exempt obligations, like municipal notes, variable rate demand obligations, private activity bonds and insured municipal bonds. The Fund may invest in both fixed rate and variable rate obligations.

The Fund may invest in bonds of any maturity. Under normal circumstances, the Fund seeks to maintain an average portfolio duration of zero to ten years. Duration is a mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of ten years, its net asset value would be expected to fall about 10% when interest rates rise by one percentage point, assuming all other factors remain equal. Conversely, the bond fund’s net asset value would be expected to rise about 10% when interest rates fall by one percentage point, assuming all other factors remain equal. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity. The Fund’s average weighted duration may vary significantly from time to time depending on the views of Fund management.

The Fund is permitted to engage in transactions in derivatives, such as options or futures on a security or an index of securities (including, but not limited to, interest rate futures contracts, financial futures contracts and options thereon), for hedging purposes (including anticipatory hedges) or to seek to enhance returns. The Fund may also invest in other derivatives, such as indexed and inverse floating rate obligations and swap agreements, including credit default swap agreements. Derivatives are financial instruments whose value is derived from another security or an index. Derivatives may allow the Fund to increase or decrease its risk exposure more quickly and efficiently than other types of instruments.

The Fund may leverage its assets through the use of proceeds received through tender option bond transactions. In a tender option bond transaction, a third party sponsor establishes a special purpose entity, the tender option bond trust (a “TOB Trust”), into which the Fund transfers municipal bonds or other municipal securities. The Fund may invest in tender option bonds and residual interest tender option bonds and may also invest in securities the return of which is inversely related to changes in an interest rate (“inverse floaters”). The Fund will look through to the underlying municipal bond held by a TOB Trust for purposes of the Fund’s 80% policy. The Fund may invest in tender option bonds on either a non-recourse or recourse basis. If the Fund invests in a TOB Trust on a recourse basis it will bear the risk of loss with respect to any liquidation of the TOB Trust.

The Fund may invest up to 20% of its assets in securities that are not New York municipal bonds (including, but not limited to, taxable municipal bonds, U.S. Treasury and Government agency issues, and investment grade corporate bonds).

The Fund may also invest up to 20% of its assets in non-investment grade bonds (high yield or junk bonds), including debt securities that at the time of purchase are in default or that the Fund’s management team believes will be in default.

The Fund may also buy when-issued securities and participate in delayed delivery transactions.

The Fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

The section of the Summary Prospectus entitled “Key Facts About BlackRock New York Municipal Bond Fund—Principal Risks of Investing in the Fund” and the section of the Prospectus entitled “Fund Overview—Key Facts About BlackRock New York Municipal Bond Fund—Principal Risks of Investing in the Fund” are amended to add the following:

•	High Portfolio Turnover Risk—The Fund may engage in active and frequent trading of its portfolio securities. High portfolio turnover (more than 100%) may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of Fund portfolio securities may result in the realization and/or distribution to shareholders of higher capital gains or losses as compared to a fund with less active trading policies. These effects of higher than normal portfolio turnover may adversely affect Fund performance.

•	Insurance Risk—Insurance guarantees that interest payments on a municipal security will be made on time and that the principal will be repaid when the security matures. However, insurance does not protect against losses caused by declines in a municipal security’s value. The Fund cannot be certain that any insurance company will make the payments it guarantees. If a municipal security’s insurer fails to fulfill its obligations or loses its credit rating, the value of the security could drop.

•	Taxability Risk—Investments in taxable municipal bonds, U.S. Treasury and Government agency issues, investment grade corporate bonds and taxable money market securities as well as some of the derivatives and other instruments discussed herein will cause the Fund to have taxable investment income. The Fund may also realize capital gains on the sale of its municipal bonds (and other securities and derivatives it holds). These capital gains will be taxable regardless of whether they are derived from a sale of municipal bonds. Fund investments may also cause the Fund to recognize taxable ordinary income from market discount. The Fund will report distributions from taxable investment income, from market discount and from realized capital gains as taxable to Fund shareholders. In order for the Fund to be eligible to report distributions of tax-exempt interest income from tax-exempt or municipal securities as tax-exempt income to Fund shareholders, at least half of the Fund’s total assets must be invested in tax-exempt securities as of the end of each calendar quarter. If the Fund did not maintain that level of investment with respect to tax-exempt securities, the Fund would lose the ability to report distributions of tax-exempt interest income as tax-exempt income to Fund shareholders.

The Fund expects to use derivatives for hedging purposes or to seek to enhance returns, among other things. The Federal income tax treatment of a derivative may not be as favorable as a direct investment in an underlying asset. Derivatives may produce taxable income and taxable realized gain. Derivatives may adversely affect the timing, character and amount of income the Fund realizes from its investments. As a result, a larger portion of the Fund’s distributions may be treated as ordinary income rather than as tax-exempt income or as capital gains. In addition, certain derivatives are subject to mark-to-market or straddle provisions of the Internal Revenue Code of 1986, as amended. If such provisions are applicable, there could be an increase (or decrease) in the amount of taxable dividends paid by the Fund. Payments received by the Fund from swap agreements will generally produce taxable income, while payments made by the Fund on swap agreements will be allocated against both tax-exempt and taxable gross income, decreasing the Fund’s distributable net tax-exempt income. In addition, the tax treatment of certain derivatives, such as swaps, is unsettled and may be subject to future legislation, regulation or administrative pronouncements issued by the Internal Revenue Service.

•	U.S. Government Obligations Risk—Certain securities in which the Fund may invest, including securities issued by certain U.S. Government agencies and U.S. Government sponsored enterprises, are not guaranteed by the U.S. Government or supported by the full faith and credit of the United States.

•	Variable Rate Demand Obligations Risk—Variable rate demand obligations are floating rate securities that combine an interest in a long-term municipal bond with a right to demand payment before maturity from a bank or other financial institution. If the bank or financial institution is unable to pay, the Fund may lose money.

•	When-Issued and Delayed Delivery Securities and Forward Commitments Risk—When-issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund may lose both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

The section of the Prospectus entitled “Details About the Fund—How the Fund Invests—Investment Process” is deleted in its entirety and replaced with the following:

Investment Process

With respect to the Fund, the investment process begins with bottom-up, fundamental analysis focused on sector and security selection, and then incorporates a macroeconomic framework for evaluating and managing risk, including geographic, technical and economic risk. The Fund’s investment process is generally expected to place greater emphasis on duration management and capital structure compared to that of a more traditional municipal fixed income fund. Fund management may, but is not required to, employ hedging techniques in the Fund.

•	Credit Quality of Issuers—based on bond ratings and other factors, including economic and financial conditions.

•	Yield Analysis—takes into account factors such as the different yields available on different types of obligations and the shape of the yield curve (longer term obligations typically have higher yields).

•	Duration Analysis—the average portfolio duration of the portfolio will generally be maintained within a range as determined from time to time. Duration is a measure, expressed in years, of the price sensitivity of a bond or a portfolio to changes in interest rates. Factors considered include interest rates, economic environment, Federal Reserve policy, market conditions, and characteristics of a particular security.

The section of the Prospectus entitled “Details About the Fund—How the Fund Invests—Principal Investment Strategies” is deleted in its entirety and replaced with the following:

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its assets in investment grade New York municipal bonds. This is a fundamental policy of the Fund and may not be changed without approval of a majority of the Fund’s outstanding shares. The Fund invests primarily in investment grade New York municipal bonds, which include among others, general obligation and revenue bonds. These may be obligations of a variety of issuers including governmental entities or other qualifying issuers. Issuers may be located in New York or in other qualifying jurisdictions such as Puerto Rico, the U.S. Virgin Islands and Guam. The interest on these obligations may not be exempt from the Federal Alternative Minimum Tax. Investment grade securities are rated in the four highest categories by at least one of the major rating agencies or determined by the management team to be of similar quality. General obligation bonds are municipal securities that are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are municipal securities that are secured only by the revenues from a particular facility or class of facilities, such as a water or sewer system, or from the proceeds of a special excise tax or other revenue source. At least 80% of the Fund’s assets will be invested in investment grade securities.

Municipal bonds also include short-term tax-exempt obligations, like municipal notes, variable rate demand obligations, private activity bonds and insured municipal bonds. The Fund may invest in both fixed rate and variable rate obligations.

The Fund may invest in bonds of any maturity. Under normal circumstances, the Fund seeks to maintain an average portfolio duration of zero to ten years. Duration is a mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of ten years, its net asset value would be expected to fall about 10% when interest rates rise by one percentage point, assuming all other factors remain equal. Conversely, the bond fund’s net asset value would be expected to rise about 10% when interest rates fall by one percentage point, assuming all other factors remain equal. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity. The Fund’s average weighted duration may vary significantly from time to time depending on the views of Fund management.

The Fund is permitted to engage in transactions in derivatives, such as options or futures on a security or an index of securities (including, but not limited to, interest rate futures contracts, financial futures contracts and options thereon), for hedging purposes (including anticipatory hedges) or to seek to enhance returns. The Fund may also invest in other derivatives, such as indexed and inverse floating rate obligations and swap agreements, including credit default swap agreements. Derivatives are financial instruments whose value is derived from another security or an index. Derivatives may allow the Fund to increase or decrease its risk exposure more quickly and efficiently than other types of instruments.

The Fund may leverage its assets through the use of proceeds received through tender option bond transactions. The Fund may invest in tender option bonds and residual interest tender option bonds and may also invest in securities the return of which is inversely related to changes in an interest rate (“inverse floaters”). In a tender option bond transaction, a third party sponsor establishes a special purpose entity, the tender option bond trust (a “TOB Trust”), into which the Fund transfers municipal bonds or other municipal securities. A TOB Trust typically issues two classes of beneficial interests: short-term floating rate notes (“TOB Trust Certificates”), which are sold to other third party investors, and residual interest municipal tender option bonds (“TOB Residuals”), which are generally issued to the Fund. The Fund may invest in both TOB Trust Certificates and TOB Residuals. The Fund will look through to the underlying municipal bond held by a TOB Trust for purposes of the Fund’s 80% policy.

The Fund may invest up to 20% of its assets in securities that are not New York municipal bonds (including, but not limited to, taxable municipal bonds, U.S. Treasury and Government agency issues, and investment grade corporate bonds).

The Fund may invest up to 20% of its assets in non-investment grade bonds (high yield or junk bonds), including debt securities that at the time of purchase are in default or that the Fund’s management team believes will be in default. Non-investment grade bonds are debt securities that, at the time of acquisition, are rated lower than investment grade (below the fourth highest rating category of the major rating agencies or are determined by Fund management to be of similar quality). Split rated bonds will be considered to have the higher credit rating. Split rated bonds are bonds that receive different ratings from two or more rating agencies. These securities generally pay more interest than higher rated securities. The higher yield is an incentive to investors who otherwise may be hesitant to purchase the debt of such a low rated issuer.

The Fund may also buy when-issued securities and participate in delayed delivery transactions. The Fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

The section of the Prospectus entitled “Details About the Fund—How the Fund Invests—Other Strategies” is amended to delete the following other strategies, which will be principal strategies of the Fund: “Active Trading,” “Indexed Securities,” “Taxable Investments,” “Variable Rate Demand Obligations,” and “When-Issued and Delayed Delivery Securities and Forward Commitments.”

The section of the Prospectus entitled “Details About the Fund—How the Fund Invests—Investment Risks—Principal Risks of Investing in the Fund” is amended to add the following principal risks:

•	Taxability Risk—Investments in taxable municipal bonds, U.S. Treasury and Government agency issues, investment grade corporate bonds and taxable money market securities as well as some of the derivatives and other instruments discussed herein will cause the Fund to have taxable investment income. The Fund may also realize capital gains on the sale of its municipal bonds (and other securities and derivatives it holds). These capital gains will be taxable regardless of whether they are derived from a sale of municipal bonds. Fund investments may also cause the Fund to recognize taxable ordinary income from market discount. The Fund will report distributions from taxable investment income, from market discount and from realized capital gains as taxable to Fund shareholders. In order for the Fund to be eligible to report distributions of tax-exempt interest income from tax-exempt or municipal securities as tax-exempt income to Fund shareholders, at least half of the Fund’s total assets must be invested in tax-exempt securities as of the end of each calendar quarter. If the Fund did not maintain that level of investment with respect to tax-exempt securities, the Fund would lose the ability to report distributions of tax-exempt interest income as tax-exempt income to Fund shareholders.

With respect to its investments in tax-exempt or municipal securities, the Fund intends to rely at the time of purchase on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for Federal income tax purposes. Such securities, however, may be determined to pay, or have paid, taxable income subsequent to the Fund’s acquisition of the securities. In that event, the IRS may demand that the Fund pay Federal income taxes on the affected interest income, and, if the Fund agrees to do so, the Fund’s yield could be adversely affected. In addition, the treatment of dividends previously paid or to be paid by the Fund as “exempt interest dividends” could be adversely affected, subjecting the Fund’s shareholders to increased Federal income tax liabilities. In addition, future laws, regulations, rulings or court decisions may cause interest on municipal securities to be subject, directly or indirectly, to Federal income taxation or interest on state municipal securities to be subject to state or local income taxation, or the value of state municipal securities to be subject to state or local intangible personal property tax, or may otherwise prevent the Fund from realizing the full current benefit of the tax-exempt status of such securities. Any such change could also affect the market price of such securities, and thus the value of an investment in the Fund.

The Fund expects to use derivatives for hedging purposes or to seek to enhance returns, among other things. The Federal income tax treatment of a derivative may not be as favorable as a direct investment in an underlying asset. Derivatives may produce taxable income and taxable realized gain. Derivatives may adversely affect the timing, character and amount of income the Fund realizes from its investments. As a result, a larger portion of the Fund’s distributions may be treated as ordinary income rather than as tax-exempt income or as capital gains. In addition, certain derivatives are subject to mark-to-market or straddle provisions of the Internal Revenue Code. If such provisions are applicable, there could be an increase (or decrease) in the amount of taxable dividends paid by the Fund. Payments received by the Fund from swap agreements will generally produce taxable income, while payments made by the Fund on swap agreements will be allocated against both tax-exempt and taxable gross income, decreasing the Fund’s distributable net tax-exempt income. In addition, the tax treatment of certain derivatives, such as swaps, is unsettled and may be subject to future legislation, regulation or administrative pronouncements issued by the IRS.

•

U.S. Government Obligations Risk—Obligations of U.S. Government agencies, authorities, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, not all U.S. Government securities are backed by the full faith and credit of the United States. Obligations of certain agencies, authorities, instrumentalities and sponsored enterprises of the U.S. Government are backed by the full faith and credit of the United States (e.g., the Government National Mortgage Association); other obligations are backed by the right of the issuer to borrow from the U.S. Treasury (e.g., the Federal Home Loan Banks) and others are supported by the discretionary authority of the U.S. Government to purchase an agency’s obligations. Still others are backed only by the credit of the agency, authority, instrumentality or sponsored enterprise issuing the obligation. No assurance can be given that the U.S. Government would provide financial support to any of these entities if it is not obligated to do so by law.

The following risks under the section of the Prospectus entitled “Details About the Fund—How the Fund Invests—Investment Risks” are principal risks of the Fund and are moved to the section of the Prospectus entitled “Details About the Fund—How the Fund Invests—Investment Risks—Principal Risks of Investing in the Fund”: “High Portfolio Turnover Risk,” “Indexed and Inverse Securities Risk,” “Insurance Risk,” “Variable Rate Demand Obligations Risk,” and “When-Issued and Delayed Delivery Securities and Forward Commitments Risk.”

The section of the Prospectus entitled “Details About the Fund—How the Fund Invests—Investment Risks” is amended to delete the following other risk: “Taxability Risk.”

Change in the Fund’s Performance Information and Benchmarks

The section of the Summary Prospectus entitled “Key Facts About BlackRock New York Municipal Bond Fund—Performance Information” and the section of the Prospectus entitled “Fund Overview—Key Facts About BlackRock New York Municipal Bond Fund—Performance Information” are supplemented as follows:

The Fund’s Annual Total Returns prior to February 18, 2015 as reflected in the bar chart and the table are the returns of the Fund when it followed different investment strategies under the name “BlackRock New York Municipal Bond Fund.”

Effective as of February 18, 2015, the S&P® New York Municipal Bond Index replaced the Custom New York Index as a performance benchmark against which the Fund measures its performance. Fund management believes that the S&P® New York Municipal Bond Index is more relevant to the Fund’s new investment strategies.

Change in the Fund’s Portfolio Management Team

The section of the Summary Prospectus entitled “Key Facts About BlackRock New York Municipal Bond Fund—Portfolio Managers” and the section of the Prospectus entitled “Fund Overview—Key Facts About BlackRock New York Municipal Bond Fund—Portfolio Managers” are deleted in their entirety and replaced with the following:

Name	Portfolio Manager of the Fund Since	Title
Timothy Browse, CFA	2006	Director of BlackRock, Inc.
Theodore Jaeckel, CFA	2006	Managing Director of BlackRock, Inc.
Peter Hayes	2015	Managing Director of BlackRock, Inc.
James Pruskowski	2015	Managing Director of BlackRock, Inc.
Michael Kalinoski, CFA	2015	Director of BlackRock, Inc.

The section of the Prospectus entitled “Details About the Fund—How the Fund Invests—About the Portfolio Management of the Fund” is deleted in its entirety and replaced with the following:

The Fund is managed by a team of financial professionals. Timothy Browse, CFA, Theodore Jaeckel, CFA, Peter Hayes, James Pruskowski and Michael Kalinoski, CFA, are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund. Please see “Management of the Fund—Portfolio Manager Information” for additional information about the portfolio management team.

The section of the Prospectus entitled “Management of the Fund—Portfolio Manager Information” is deleted in its entirety and replaced with the following:

Information regarding the portfolio managers of the Fund is set forth below. Further information regarding the portfolio managers, including other accounts managed, compensation, ownership of Fund shares, and possible conflicts of interest, is available in the Fund’s SAI.

The Fund is managed by a team of financial professionals led by Timothy Browse, CFA, Theodore Jaeckel, CFA, Peter Hayes, James Pruskowski and Michael Kalinoski, CFA, who are jointly and primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Timothy Browse, CFA	Responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2006	Director of BlackRock, Inc. since 2008; Vice President of BlackRock, Inc. from 2006 to 2007.
Theodore Jaeckel, CFA	Responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2006	Managing Director of BlackRock, Inc. since 2006.
Peter Hayes	Responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2015	Managing Director of BlackRock, Inc. since 2006; Head of Municipal Bonds within BlackRock Fixed Income Portfolio Management Group since 2006.
James Pruskowski	Responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2015	Managing Director of BlackRock, Inc. since 2006.
Michael Kalinoski, CFA	Responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2015	Director of BlackRock, Inc. since 2006.

Change in the Fund’s Initial Sales Charge Breakpoints for Investor A Shares

Footnote 1 to the Fund’s fee table relating to the “Maximum Deferred Sales Charge (Load) (as percentage of offering price or redemption proceeds, whichever is lower)” for Investor A Shares in the section of the Summary Prospectus entitled “Key Facts About BlackRock New York Municipal Bond Fund—Fees and Expenses of the Fund” and the section of the Prospectus entitled “Fund Overview—Key Facts About BlackRock New York Municipal Bond Fund—Fees and Expenses of the Fund” is deleted in its entirety and replaced with the following:

1 A contingent deferred sales charge (“CDSC”) of 1.00% is assessed on certain redemptions of Investor A Shares made within 18 months after purchase where no initial sales charge was paid at time of purchase as part of an investment of $250,000 or more.

The “Share Classes at a Glance” chart in the section of the Prospectus entitled “Account Information—How to Choose the Share Class that Best Suits Your Needs” is amended to delete the row captioned “Deferred Sales Charge?” applicable to Investor A Shares, and to replace it with the following:

Investor A

Deferred Sales Charge?	No. (May be charged for purchases of $250,000 or more that are redeemed within 18 months).

The chart in the section of the Prospectus entitled “Account Information—Details About the Share Classes—Investor A Shares—Initial Sales Charge Option” is replaced with the following:

Your Investment	Sales Charge as a % of Offering Price	Sales Charge as a % of Your Investment[1]	Dealer Compensation as a % of Offering Price
Less than $100,000	4.25%	4.44%	4.00%
$100,000 but less than $250,000	3.25%	3.36%	3.00%
$250,000 and over[2]	0.00%	0.00%	— [2]

[1]	Rounded to the nearest one-hundredth percent.

[2]	If you invest $250,000 or more in Investor A Shares, you will not pay an initial sales charge. In that case, BlackRock compensates the Financial Intermediary from its own resources. However, if you redeem your shares within 18 months after purchase, you may be charged a deferred sales charge of 1.00% of the lesser of the original cost of the shares being redeemed or your redemption proceeds. Such deferred sales charge may be waived in connection with certain fee-based programs.

The first paragraph in the section of the Prospectus entitled “Account Information—Details About the Share Classes—Investor A Shares at Net Asset Value” is deleted in its entirety and replaced with the following:

If you invest $250,000 or more in Investor A Shares, you will not pay any initial sales charge. However, if you redeem your Investor A Shares within 18 months after purchase, you may be charged a deferred sales charge of 1.00% of the lesser of the original cost of the shares being redeemed or your redemption proceeds. For a discussion on waivers, see “Contingent Deferred Sales Charge Waivers.”

Effective on February 18, 2015, the following changes are made to the Fund’s Statement of Additional Information:

Change in the Fund’s Name

The BlackRock New York Municipal Bond Fund is renamed BlackRock New York Municipal Opportunities Fund.

Change in the Fund’s Strategies and Risks

The fourth sentence of the first paragraph beneath the table in the section of the Statement of Additional Information entitled “Investment Objective and Policies” is deleted in its entirety and replaced with the following:

The Fund seeks to achieve its objective by investing primarily in a portfolio of investment grade obligations issued by or on behalf of New York State, its political subdivisions, agencies and instrumentalities and obligations of other qualifying issuers, such as issuers located in Puerto Rico, the U.S. Virgin Islands and Guam, that pay interest that is, in the opinion of bond counsel to the issuer, excludable from gross income for Federal income tax purposes and exempt from New York State and New York City personal income taxes.

The fourth, fifth and sixth paragraphs beneath the table in the section of the Statement of Additional Information entitled “Investment Objective and Policies” are deleted in their entirety and replaced with the following:

The Fund may invest up to 20% of its assets in Municipal Bonds that are rated below Baa by Moody’s or below BBB by S&P or Fitch or that, in the Manager’s judgment, possess similar credit characteristics. Such securities, sometimes referred to as “high yield” or “junk” bonds, are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve a greater volatility of price than securities in higher rating categories. The Fund may invest in debt securities that at the time of purchase are in default or that the Manager believes will be in default. Split rated bonds will be considered to have the higher credit rating. Split rated bonds are bonds that receive different ratings from two or more rating agencies.

The Fund may invest in bonds of any maturity. Under normal circumstances, the Fund seeks to maintain an average portfolio duration of zero to ten years. Duration is a mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Each year of duration represents an expected 1% change in the net asset value of a bond fund for every 1% immediate change in interest rates. For example, if a bond fund has an average duration of ten years, its net asset value would be expected to fall about 10% when interest rates rise by one percentage point, assuming all other factors remain equal. Conversely, the bond fund’s net asset value would be expected to rise about 10% when interest rates fall by one percentage point, assuming all other factors remain equal. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity. The Fund’s average weighted duration may vary significantly from time to time depending on the views of Fund management.

For temporary periods or to provide liquidity, the Fund has the authority to invest as much as 35% of its assets in tax-exempt or taxable money market obligations with a maturity of one year or less (such short-term obligations being referred to herein as “Temporary Investments”), except that taxable Temporary Investments shall not generally exceed 20% of the Fund’s net assets.

Certain instruments in which the Fund may invest may be characterized as derivative instruments. The Fund is authorized to engage in transactions in derivatives, such as options or futures on a security or an index of securities (including, but not limited to, interest rate futures contracts, financial futures contracts and options thereon), for hedging purposes or to seek to enhance returns. The Fund may seek to actively manage interest rate risk through hedging strategies, and may seek to generate yield through liquidity, structure, credit, interest rate and duration strategies. The Fund is also authorized to invest in indexed and inverse floating rate obligations and swap agreements, including credit default swap agreements. The Fund may also invest in variable rate demand obligations (“VRDOs”) and VRDOs in the form of participation interests in variable rate tax-exempt obligations held by a financial institution (“Participating VRDOs”). The Fund’s hedging strategies are not fundamental policies and may be modified by the Trustees of the Trust without the approval of the Fund’s shareholders.

The eighth paragraph beneath the table in the section of the Statement of Additional Information entitled “Investment Objective and Policies” is deleted in its entirety and replaced with the following:

The Fund may purchase Municipal Bonds issued by other states, their agencies and instrumentalities, the interest income on which is, in the opinion of bond counsel to the issuer, excludable from gross income for Federal income tax purposes, but not exempt from New York State and New York City personal income taxes. The Fund also may invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof that are believed to pay interest that is excludable from gross income for Federal income tax purposes (“Non-Municipal Tax-Exempt Securities”). Non-Municipal Tax-Exempt Securities could include trust certificates or other instruments evidencing interest in one or more municipal securities. Non-Municipal Tax-Exempt Securities also may include securities issued by other investment companies that invest in New York Municipal Bonds or Municipal Bonds, to the extent such investments are permitted by the Investment Company Act. Certain Non-Municipal Tax-Exempt Securities may be characterized as derivative instruments. For purposes of the Fund’s investment objective and policies, Non-Municipal Tax-Exempt Securities that pay interest that is excludable from gross income for Federal income tax purposes will be considered “Municipal Bonds” and Non-Municipal Tax-Exempt Securities that pay interest that is excludable from gross income for Federal income tax purposes and exempt from New York State and New York City personal income taxes will be considered “New York Municipal Bonds.” Interest received on certain otherwise tax-exempt securities that are classified as “private activity bonds” (in general, bonds that benefit non-governmental entities) may be subject to a Federal alternative minimum tax. The percentage of the Fund’s total assets invested in “private activity bonds” will vary during the year. Federal tax laws limit the types and volume of bonds the interest on which qualifies for a Federal income tax exemption. These laws and legislation that may be enacted in the future may affect the availability of Municipal Bonds for investment by the Fund.

Change in the Fund’s Initial Sales Charge Breakpoints for Investor A Shares

The ninth paragraph in the section of the Statement of Additional Information entitled “Purchase of Shares—Reduced Initial Sales Charges—Purchase Privileges of Certain Persons” is deleted in its entirety and replaced with the following:

With respect to the BlackRock Strategic Municipal Opportunities Fund of BlackRock Municipal Series Trust, BlackRock California Municipal Opportunities Fund of BlackRock California Municipal Series Trust and BlackRock New York Municipal Opportunities Fund of BlackRock Multi-State Municipal Series Trust, the placement fees may be up to the following amounts:

$250,000 but less than $4 million	1.00%
$4 million but less than $10 million	0.50%
$10 million and above	0.25%

The first two sentences of the second paragraph in the section of the Statement of Additional Information entitled “Purchase of Shares—Reduced Initial Sales Charges—Other” are deleted in their entirety and replaced with the following:

If you invest $1,000,000 ($250,000 for BlackRock Multi-Asset Income Portfolio of BlackRock Funds II, BlackRock Short-Term Municipal Fund of BlackRock Municipal Bond Fund, Inc., BlackRock Strategic Municipal Opportunities Fund of BlackRock Municipal Series Trust, BlackRock California Municipal Opportunities Fund of BlackRock California Municipal Series Trust and BlackRock New York Municipal Opportunities Fund of BlackRock Multi-State Municipal Series Trust, and $500,000 for BlackRock Low Duration Bond Portfolio, BlackRock Floating Rate Income Portfolio, BlackRock Secured Credit Portfolio and BlackRock Strategic Income Opportunities Portfolio of BlackRock Funds II) or more in Investor A Shares, you may not pay an initial sales charge. However, if you redeem your Investor A Shares within eighteen months after purchase, you may be charged a deferred sales charge.

The third paragraph in the section of the Statement of Additional Information entitled “Purchase of Shares—Reduced Initial Sales Charges—Other” is deleted in its entirety and replaced with the following:

With respect to certain employer-sponsored retirement plans, if a dealer waives its right to receive a placement fee, the Fund may, at its own discretion, waive the CDSC (as defined below) related to purchases of $1,000,000 ($250,000 for BlackRock Multi-Asset Income Portfolio of BlackRock Funds II, BlackRock Short-Term Municipal Fund of BlackRock Municipal Bond Fund, Inc., BlackRock Strategic Municipal Opportunities Fund of BlackRock Municipal Series Trust, BlackRock California Municipal Opportunities Fund of BlackRock California Municipal Series Trust and BlackRock New York Municipal Opportunities Fund of BlackRock Multi-State Municipal Series Trust, and $500,000 for BlackRock Low Duration Bond Portfolio, BlackRock Floating Rate Income Portfolio, BlackRock Secured Credit Portfolio and BlackRock Strategic Income Opportunities Portfolio of BlackRock Funds II) or more of Investor A Shares. This may depend upon the policies, procedures and trading platforms of your financial intermediary; consult your financial adviser.

Shareholders should retain this Supplement for future reference.

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